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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 30, 2001

                               DURECT CORPORATION
             (Exact name of Registrant as specified in its charter)


          Delaware                       000-31615              94-3297098
(State or other jurisdiction of   (Commission File Number)        (I.R.S.
    Employer incorporation                                   Identification No.)
      or organization)


                                10240 Bubb Road
                              Cupertino, CA 95014
              (Address of principal executive offices) (Zip code)


                                 (408) 777-1417
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)
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     The undersigned Registrant hereby amends Item 7 of its Current Report on
Form 8-K dated May 15, 2001 as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired.
         -----------------------------------------

     Based on preliminary information, the Company indicated that it would file financial statements for the acquired business by amendment to its Form 8-K within sixty (60) days. After final review of the total consideration paid, and following consultation with the Company's independent auditors, it was determined that the Company is not required to file financial statements for the business acquired, pursuant to Rule 3-05(b) of Regulation S-X promulgated under the provisions of the Securities Exchange Act of 1934, as amended ("Regulation S-X"). For this reason no financial statements will be included in this amendment to the Form 8-K.

     (b) Pro Forma Financial Information.
         -------------------------------

     Based on preliminary information, the Company indicated that it would file financial statements for the acquired business by amendment to its Form 8-K within sixty (60) days. After final review of the total consideration paid, and following consultation with the Company's independent auditors, it was determined that the Company is not required to file financial statements for the business acquired, pursuant to Rule 3-05(b) of Regulation S-X or Article 11 of Regulation S-X. For this reason no financial statements will be included in this amendment to the Form 8-K.

     (c) Exhibits

         2.1* Agreement and Plan of Merger dated April 18, 2001, among the Company and Target.
        10.1* Employment and Noncompetition Agreement dated April 18, 2001 among the Company and Wallace Smith.

        10.2* Employment and Noncompetition Agreement dated April 18, 2001 among the Company and Arthur Tipton.

        10.3* Employment and Noncompetition Agreement dated April 18, 2001 among the Company and John Middleton.

        10.4* Employment and Noncompetition Agreement dated April 18, 2001 among the Company and John Gibson.

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        99.1*     Press Release dated April. 30, 2001 announcing the acquisition of Southern BioSystems, Inc.

        *  Incorporated by reference to the Form 8-K filed on May 15, 2001

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    DURECT Corporation
                                    (Registrant)



Date:  June 29, 2001                By:  /s/ James E. Brown
       ----------------------       -------------------------------------
                                    James E. Brown
                                    President and Chief Executive Officer


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                               INDEX TO EXHIBITS

Exhibit
Number                             Description
-------                            -----------
 2.1* Agreement and Plan of Merger dated April 18, 2001, among the Company and Target.

10.1* Employment and Noncompetition Agreement dated April 18, 2001 among the Company and Wallace Smith.

10.2* Employment and Noncompetition Agreement dated April 18, 2001 among the Company and Arthur Tipton.

10.3* Employment and Noncompetition Agreement dated April 18, 2001 among the Company and John Middleton.

10.4* Employment and Noncompetition Agreement dated April 18, 2001 among the Company and John Gibson.

99.1* Press Release dated April. 30, 2001 announcing the acquisition of Southern BioSystems, Inc.

*  Incorporated by reference to the Form 8-K filed on May 15, 2001














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